UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2002

NEXIQ TECHNOLOGIES, INC.
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(Exact Name of Registrant as Specified in its Charter)

New Hampshire
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(State or Other Jurisdiction of Incorporation)

0-19717 (Commission File Number)	02-0218767 (IRS Employer Identification Number)

6405 Nineteen Mile Road Sterling Heights, MI (Address of Principal Executive Offices)	48314 (Zip Code)

(586) 731-6410
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS

On October 11, 2002, NEXIQ Technologies, Inc., a New Hampshire corporation (the "Company"), issued a press release announcing that the Company and certain of its subsidiaries had filed a voluntary petition for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division. The Company announced that the purpose of the filing is to conduct and consummate a sale of significantly all of the Company's operations on an expedited basis. The press release dated October 11, 2002 is included as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXIQ TECHNOLOGIES, INC.
October 11, 2002	By:/s/Kevin F. Kelly Kevin F. Kelly Vice President and Chief Financial Officer

EXHIBIT LISTING AND INDEX

Exhibit No.	Description

99	Press release, dated October 11, 2002, entitled "NEXIQ Technologies, Inc. Announces Chapter 11 Filing."